GUARANTY WITH RECOURSE LIMITED TO PLEDGED SHARES
                ------------------------------------------------

          THIS GUARANTY WITH RECOURSE LIMITED TO PLEDGED SHARES ("Guaranty") dated as of January__, 2001, is made by JEROME B. RICHTER, an adult individual ("Guarantor"), in favor of PMG CAPITAL CORP. ("PMG"), as collateral agent for the Secured Noteholders (as such term is hereinafter defined).

                                   BACKGROUND
                                   ----------

     WHEREAS, commencing in December, 1999, Penn Octane Corporation ("POCC") has issued promissory notes in the aggregate principal amount of $5,654,000 (as amended from time to time, the "Notes") to certain holders thereof (the "Noteholders") which Notes were to mature on a date (the "Maturity Date") that was the earlier to occur of December 15, 2000 or upon the receipt of proceeds by POCC from certain future debt or equity financing and, in connection with the issuance of the Notes, POCC has also issued warrants to the Noteholders ("Warrants") to purchase certain shares of common stock of POCC on the terms and conditions set forth therein.

     WHEREAS, POCC and certain of the Noteholders (the "Consenting Noteholders") have entered into a certain Second Amendment - Promissory Note (the "Agreement") pursuant to which, among other things, the Maturity Date of the Consenting Noteholders' Notes will be extended, their Warrants will be amended and new warrants will be issued by POCC, and POCC will execute such documents and take such action as may be necessary or appropriate on or before March 15, 2001, to grant and perfect a security interest in and lien on all of POCC's right, title and interest in the American Assets and the Mexican Assets (as such terms are defined in the Agreement) for the benefit of the Consenting Noteholders; and

     WHEREAS, Guarantor owns in excess of 2,000,000 shares of the issued and outstanding common stock of POCC of which Guarantor has agreed to pledge 2,000,000 shares to secure his obligations under this Guaranty; and

     WHEREAS, in order to induce the Consenting Noteholders to execute the Agreement, Guarantor had agreed to execute and deliver (a) this Guaranty of all of POCC's now existing and hereafter arising payment obligations under (i) the Notes and (ii) those certain promissory notes heretofore or hereafter issued by POCC to any Additional Fund Providers (as defined in Section 10 of the various Purchase Agreements entered into commencing in December, 1999, by and between each Consenting Noteholder and POCC, as amended, but including, without limitation, the holders of any Additional Working Capital Debt as defined in the Agreement) (collectively, the "Additional Notes") and (b) a Pledge Agreement (the "Pledge Agreement") in favor of PMG, as collateral agent for the Secured Noteholders (as defined herein) granting a security interest in and lien on the Pledged Shares (as defined in the Pledge Agreement) and having determined that the execution and delivery of this Guaranty and the Pledge Agreement directly benefit and are in the best interest of Guarantor; and

     WHEREAS, PMG has agreed to serve as the collateral agent for the holders of the Notes and the Additional Notes (the "Secured Noteholders").

                                    COVENANTS
                                    ---------

          NOW, THEREFORE, in consideration of the undertakings of the Secured Noteholders, and intending to be legally bound, the Guarantor hereby agrees as follows:

          1.     Guaranty.  Subject only to the limitations as to enforceability
                 --------
set forth in paragraph 2 hereof, the Guarantor hereby irrevocably, absolutely and unconditionally guarantees and become surety for the following obligations and liabilities (hereinafter collectively referred to as the "Obligations"):

               (a) The prompt payment by POCC, as and when due and payable, whether by acceleration or otherwise of any and all amounts now or hereafter owing by POCC to the Secured Noteholders, or any of them, whether for principal, interest, fees, expenses or otherwise under the Notes and the Additional Notes; and

               (b) Any and all expenses, including reasonable attorneys fees, incurred by the Secured Noteholders in enforcing their payment rights under the Notes and the Additional Notes and by PMG, as collateral agent on behalf of the Secured Noteholders, in enforcing its rights under this Guaranty and the Pledge Agreement.

          2.     Limited  Recourse.  Notwithstanding  anything  to  the contrary
                 -----------------
contained herein, in the Pledge Agreement or otherwise, the liability of the Guarantor hereunder or his legal representatives, heirs, estates, successors or assigns shall be enforceable only out of all or such portion of the Pledged Shares and the proceeds thereof against which Pledgee has not yet released its lien or is not then required to release its lien pursuant to Section 12 of the Pledge Agreement; and there shall be no other recourse against the Guarantor or any other assets or property of the Guarantor. If necessary, solely for the purposes of enforcing its rights and remedies against such Pledged Shares and the proceeds thereof under applicable law, PMG may seek personal judgment against the Guarantor in the amount of the Obligations.

          3.     Obligations  Unconditional.
                 --------------------------

               (a) The Guarantor hereby guarantees that the Obligations will be paid as and when due in accordance with the terms of the Notes and the Additional Notes, as amended from time to time. Except as expressly provided in this Guaranty and the Pledge Agreement, the liability of the Guarantor hereunder shall be absolute and unconditional, irrespective of: (i) any lack of validity or enforceability of any of the Notes, the Additional Notes or any agreement or instrument relating thereto, including, without limitation, the lack of validity or enforceability of all or any portion of the liens or security interests granted thereby; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the terms of the Notes or the Additional Notes; (iii) any exchange or release of, or non-perfection of any lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to any departure from the terms of any other guaranty for all or any of the Obligations; (iv) the bankruptcy or insolvency of POCC; or
(v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor or any other guarantor or obligor in respect of the Obligations or the Guarantors in respect hereof.

               (b) This Guaranty is a continuing guarantee and shall remain in full force and effect unless and until the Pledge Agreement is terminated pursuant to Section 12 thereof; otherwise this Guaranty and the Pledge Agreement shall remain in full force and effect.

               (c) Subject to the provisions of Section 12 of the Pledge Agreement, this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded, avoided or rendered void as a preferential transfer, impermissible set-off, fraudulent conveyance or must otherwise be returned or disgorged by PMG or the Secured Noteholders upon the insolvency, bankruptcy or reorganization of either PMG or the Guarantor or otherwise, all as though such rescinded, avoided or voided payment had not been made, and notwithstanding any action or failure to act on the part of PMG in reliance on such payment.

          4.     Waivers.  The  Guarantor  hereby  waives  (i)  promptness  and
                 -------
diligence; (ii) notice of the incurrence of any Obligation by POCC; (iii) notice of any actions taken by PMG or POCC under the Notes or any other agreement or instrument relating thereto; (iv) acceptance of this Guaranty and reliance thereon by PMG; (v) presentment, demand of payment, notice of dishonor or nonpayment, protest and notice of protest with respect to the Obligations, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantor hereunder or of any other guarantor, the omission of or delay in which, but for the provisions of this
Section 4, might constitute grounds for relieving the Guarantor of his obligations hereunder; and (vi) any requirement that PMG protect, secure, perfect or insure any security interest or lien or any property subject thereto.

          5.     Subrogation  and  Similar Rights.  For so long as the Notes and
                 --------------------------------
the Additional Notes remain unpaid, the Guarantor waives any right of subrogation to the claims of PMG against POCC, and any right of indemnification by or contribution from POCC, arising by reason of any payment made by the Guarantor hereunder or otherwise. If, notwithstanding such waiver, any amount shall be paid to the Guarantor on account of such subrogation, indemnification or contribution at any time when all of the Obligations shall not have been paid in full, such amount shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to PMG to be applied in whole or in part by PMG against the Obligations, whether matured or unmatured, in accordance with the terms of the Notes.

          6.     Representations  and  Warranties.  The Guarantor represents and
                 --------------------------------
warrants  to  PMG  that:

               (a)     The  Guarantor  is sui juris and of full capacity to make
                                          ---------
and  perform  this  Guaranty;

               (b) This Guaranty has been duly executed and delivered by the Guarantor; such execution and delivery and the performance by the Guarantor of the Guarantor's obligations hereunder will not violate any material applicable provision of law or judgment, order or regulation of any court or of any public or governmental agency or authority nor conflict with or constitute a material breach of or a material default under any instrument to which the Guarantor is a party or by which the Guarantor or any of the Guarantor's property is bound; and this Guaranty is a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms (except as such enforceability may be limited, in the future, by any bankruptcy or insolvency proceeding of Guarantor);

               (c) There is no litigation, proceeding or investigation pending or, to the knowledge of the Guarantor, threatened against the Guarantor, the adverse result of which might, in any material respect, affect the performance by the Guarantor of the Guarantor's obligations hereunder;

               (d) To the knowledge of Guarantor, the Guarantor has filed all material federal, state and local tax returns required to be filed (or has obtained valid extensions of the dates on which such returns are required to be filed) and has paid all taxes as shown on the said returns to be due.

          7.     Notices.  Every  notice  and  communication under this Guaranty
                 -------
shall  be  in  writing  and shall be given in the manner specified in the Pledge
Agreement  for  giving  notices.

          8.     Miscellaneous.
                 -------------

               (a) This Guaranty, together with the Pledge Agreement, contains the entire agreement of the parties hereto with respect to the subject matter hereof. No amendment of any provision of this Guaranty or the Pledge Agreement shall be effective unless it is in writing and signed by the Guarantor and PMG, as collateral agent for the Secured Noteholders, and no waiver of any provision of this Guaranty or the Pledge Agreement, and no waiver or consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by PMG, as collateral agent for the Secured Noteholders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               (b) No failure on the part of PMG to exercise, and no delay in exercising, any right hereunder or under any other document or instrument or any right against any other guarantor of the Obligations shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of PMG, as collateral agent for the Secured Noteholders, provided herein and in the other documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

               (c) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate such provision to the extent it is not prohibited or unenforceable in any other jurisdiction, nor invalidate the remaining provisions hereof, all of which shall be liberally construed in favor of PMG in order to effect the provisions hereof.

               (d) The obligations of the Guarantor hereunder shall not be subject to any counterclaim, setoff, deduction or defense based upon any related or unrelated claim which the Guarantor may now or hereafter have against POCC, PMG or the Secured Noteholders, except payment of the Obligations.

               (e) This Guaranty shall (i) be binding on the Guarantor and his heirs, executors, administrators, successors, transferees and assigns, and
(ii) inure, together with all rights and remedies of PMG, as collateral agent for the Secured Noteholders, hereunder, to the benefit of PMG, as collateral agent for the Secured Noteholders, and their respective successors, transferees and assigns.

               (f)     This  Guaranty shall terminate on the earlier to occur of
(i) payment in full of all of the Obligations, or (ii) Pledgee's release of its lien on all of the Pledged Shares pursuant to Section 12 of the Pledge Agreement.

               (g) This Guaranty shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the Commonwealth of Pennsylvania.

               (h) The Guarantor agrees that any action or proceeding against him to enforce, or arising out of, this Guaranty may be commenced in state or federal court in any county in the Commonwealth of Pennsylvania in which PMG has an office, or in any other location where the Guarantor or any of the Guarantor's property is located, and the Guarantor waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail in accordance with the notice provisions of the Pledge Agreement.

               (i) The paragraph headings used herein are for convenience only and do not affect or modify the terms and conditions hereof.

          12.     Judicial  Proceedings.  Any  suit,  action,  or  proceeding,
                  ---------------------
whether claim or counterclaim, brought or instituted by the Guarantor or PMG, or any of their successors or assigns, on or with respect to this Guaranty or the dealings of the Guarantor or PMG with respect hereto, shall be tried only by a court and not by a jury. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR
PROCEEDING. Further, the Guarantor waives any right he may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS PARAGRAPH IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT THE SECURED NOTEHOLDERS WOULD NOT HAVE EXTENDED CREDIT TO POCC IF THE WAIVERS SET FORTH IN THIS PARAGRAPH WERE NOT A PART OF THIS AGREEMENT.

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed as of the date first above written.

WITNESS:

______________________________                 _________________________________
Name:                                          JEROME  B.  RICHTER

                                               Address:     ____________________
                                                            ____________________
                                               Telecopier  No.:  _______________